Exhibit 99.2 Portland General Electric Earnings Conference Call Third Quarter 2018

Cautionary Statement Information Current as of October 26, 2018 Except as expressly noted, the information in this presentation is current as of October 26, 2018 — the date on which PGE filed its quarterly report on Form 10-Q for the quarter ended September 30, 2018 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include: statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including: reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the company’s most recent annual report on form 10-K and the company’s reports on forms 8-K and 10-Q filed with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

Leadership Maria Pope Presenting President and Today CEO On today's call • Third quarter earnings results • Economic highlights • Renewable RFP Jim Lobdell • Earnings guidance Senior VP of Finance, • 2019 General Rate Case CFO and Treasurer • Capital planning • Financial update 3

Third Quarter 2018 Earnings Results Q3 2018 Q3 2017 Net Income (millions) $53 $40 Diluted EPS $0.59 $0.44 $0.43 $0.51 - $0.58 Q1 Q1 Q2 Q3 Q3 Q4 Q4 Q1 Q2 Q3 Q4 2018 Diluted EPS 2017 Diluted EPS $2.25 - $2.40 $2.10 4

Economic Highlights • Stable, strong service area: ◦ 3.3% unemployment ◦ 1.6% population growth¹ • 3rd highest number of cranes in the sky among major metro cities² • 30 commercial projects currently underway including mixed-use and multi-residential • Lower costs, proximity to Asian markets make PGE's service area attractive to apparel, technology and data center customers (1) Northwest Economic Research Center (2) Rider Levett Bucknall 5

Renewable RFP1 May 2018 June 2018 October 2018 End of 2018 Final RFP issued Proposals received Short list Final contract submitted to OPUC execution expected • PGE submitted Final Shortlist to the OPUC for approval ◦ Six bids from three bidders with combinations of wind, solar and battery storage ◦ Included PGE benchmark bid with 36 MWa of company-owned wind resources and up to 83 MWa of PPA resources • PGE commenced negotiations with all bidders ◦ To be finalized by end of 2018 to allow time to capture PTCs for the benefit of customers (1) See docket UM 1892 on the OPUC website for details 6

Guidance and Assumptions • Flat weather-adjusted retail deliveries Affirming • Normal hydro conditions for the remainder of the year, based 2018 EPS on the current hydro forecast • Wind generation for the remainder of the year based on Guidance: 5 years of historical levels, or forecast studies when historical data is not available $2.25 • Normal thermal plant operations to • Depreciation and amortization expense between $370 and $380 million $2.40 • Operating and maintenance expense between $550 and $570 million • Assumes OPUC approval of the customer information and meter data management systems deferral application 7

Third Quarter Earnings Comparison Earnings per diluted share Wholesale $0.06 Weather $(0.02) 8

2019 General Rate Case Settlement: All revenue requirement issues are settled: • A return on equity of 9.5% • A capital structure of 50% debt and 50% equity • A rate base of $4.75 billion • An average customer price increase of less than 1% net of tax reform, effective Jan. 1, 2019 Timeline: • Regulatory review continues through 2018 ◦ November: Power Cost Update (NVPC) ◦ December: the Commission's final order and approval are expected 9

Capital Planning Current capital outlook $ Millions • Support for continued customer growth • Upgrades and replacement of aging generation, transmission and distribution equipment • Strengthening the grid for natural disasters, cyber and physical security • New customer information systems and technology tools 10

Liquidity and Financing As of 09/30/2018 Ratings S&P Moody's Total Liquidity (in millions) Credit Facilities $ 720 Senior Secured A A1 Commercial Paper $ 0 Senior Unsecured BBB+ A3 Letters of Credit $ (59) Commercial Paper A-2 Prime-2 Cash $ 200 Outlook Positive Stable Available $ 861 Q1 2018 Q2 2018 Q3 2018 Q4 2018 First Mortgage Bonds $0 $0 $0 $75 million 11